UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2006

KVH Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

05-0420589

(IRS Employer Identification No.)

50 Enterprise Center Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 847-3327

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM	1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Adoption of the KVH Industries, Inc. 2006 Stock Incentive Plan

On May 24, 2006, at the 2006 annual meeting of stockholders of KVH Industries, Inc., the stockholders of KVH approved its 2006 Stock Incentive Plan (the “2006 Plan”). The 2006 Plan authorizes KVH to issue up to 1,000,000 shares of its common stock (subject to adjustments for specified changes in KVH’s capitalization) pursuant to stock options, restricted stock awards and other stock-based awards. The Board of Directors of KVH had approved the adoption of the 2006 Plan on February 22, 2006, subject to stockholder approval.

Amendment of the KVH Industries, Inc. Amended and Restated 1996 Employee Stock Purchase Plan

On May 24, 2006, the stockholders also approved at the 2006 annual meeting an amendment to KVH’s Amended and Restated 1996 Employee Stock Purchase Plan (the “ESPP”) increasing the number of shares reserved for issuance thereunder by 50,000 to a total of 450,000. The Board of Directors of KVH had approved the amendment on February 22, 2006, subject to stockholder approval.

Descriptions of the material features of the 2006 Plan and the ESPP appear under the headings “Proposal Two: Adoption of the KVH Industries, Inc. 2006 Stock Incentive Plan – Description of the KVH Industries, Inc. 2006 Stock Incentive Plan” and “Proposal Three: Amendment of our 1996 Employee Stock Purchase Plan – Description of the KVH Industries, Inc. 1996 Employee Stock Purchase Plan”, respectively, in KVH’s proxy statement for its 2006 annual meeting, which descriptions are incorporated herein by reference. The proxy statement was filed with the Securities and Exchange Commission on April 24, 2006. The descriptions of the 2006 Plan and the ESPP do not purport to be complete and are qualified in their entirety by reference to the 2006 Plan and the ESPP, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report.

ITEM	9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	KVH Industries, Inc. 2006 Stock Incentive Plan (incorporated by reference to Appendix A to the KVH proxy statement filed with the SEC on April 24, 2006)

10.2	KVH Industries, Inc. Amended and Restated 1996 Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B to the KVH proxy statement filed with the SEC on April 24, 2006)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.

Date: May 31, 2006	BY:	/S/ PATRICK J. SPRATT
Patrick J. Spratt Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	KVH Industries, Inc. 2006 Stock Incentive Plan (incorporated by reference to Appendix A to the KVH proxy statement filed with the SEC on April 24, 2006)

10.2	KVH Industries, Inc. Amended and Restated 1996 Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B to the KVH proxy statement filed with the SEC on April 24, 2006)

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